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                                EXHIBIT 99.B17

                              POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, THAT THE AMERICAN NATIONAL GROWTH FUND, INC., a Maryland corporation, and its undersigned officers and Directors each hereby nominate, constitute and appoint MICHAEL W. MCCROSKEY its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her name, place and stead in any and all capacities, to make, execute and sign all amendments to the Fund's Registration on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorney, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Fund and the undersigned Officers and Directors themselves might or could do.

     IN WITNESS WHEREOF, the Fund has caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned Officers and Directors have hereunto set their hands this 16th day of December, 1994.

ATTEST:                                AMERICAN NATIONAL GROWTH FUND, INC.

 TERESA E. AXELSON                      MICHAEL W. MCCROSKEY
-----------------------------------    ---------------------------------------
Teresa E. Axelson, Vice President       Michael W. McCroskey, President
and Secretary


 MICHAEL W. MCCROSKEY                   BRENDA T. KOELEMAY
-----------------------------------    ---------------------------------------
Michael W. McCroskey, President &       Brenda T. Koelemay, Treasurer,
Principal Executive Officer             Principal Financial & Accounting Officer

 RALPH S. CLIFFORD                      PAUL D. CUMMINGS
-----------------------------------    ---------------------------------------
 Ralph S. Clifford, Director            Paul D. Cummings, Director


 JACK T. CURRIE                         MICHAEL W. MCCROSKEY
-----------------------------------    ---------------------------------------
 Jack T. Currie, Director               Michael W. McCroskey, Director


 IRA W. PAINTON                         DONALD P. STEVENS
-----------------------------------    ---------------------------------------
 Ira W. Painton, Director               Donald P. Stevens, Director


 STEVEN H. STUBBS
-----------------------------------
 Steven H. Stubbs, Director